UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2007

Home Solutions of America, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-31711	99-0273889
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Dragon Street, Suite 1500, Dallas, Texas	75207
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 623-8446

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 2, 2007, Home Solutions of America, Inc., a Delaware corporation (“Home Solutions” or the “Company”), entered into a Separation Agreement and Release (the “Separation Agreement”) with Rick J. O’Brien, its President and Chief Operating Officer. Mr. O’Brien will remain employed with the Company on a full time basis until April 15, 2007, at which time he will resign to pursue other business opportunities. Pursuant to the Separation Agreement, if Home Solutions’ performance for fiscal year 2006, as verified by Home Solutions’ audited financial statements for the year exceeds the Level I Objective Criteria or both the Level I and Level II Objective Criteria, as established by the Executive Compensation Plan included in Mr. O’Brien’s employment agreement with Home Solutions, then Home Solutions will pay to O’Brien (a) if only the Level I Objective Criteria is achieved, a bonus of $150,000 payable in cash, or (b) if both the Level I and Level II Objective Criteria are achieved, a bonus of $250,000 payable in cash (in either such case, the “Bonus Payment”). The Bonus Payment, if due and approved by the Compensation Committee, will be paid to O’Brien at the later of the same date as the Company pays corresponding bonuses to other employees or upon the effective date of the Separation Agreement. No bonus (in cash, stock, or otherwise) other than the Bonus Payment, if any is due under the Separation Agreement, will be paid to O’Brien. Due to his separation from the Company. Mr. O’Brien will not be eligible to receive the long term incentive compensation component of bonus provided for by the Executive Compensation Plan included in his employment agreement. The Separation Agreement is attached as Exhibit 10.1 to this current report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On March 5, 2007, Home Solutions issued a press release reporting preliminary results for the quarter ended December 31, 2006 and the year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Item 5.02 Departure of Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2007, Rick J. O’Brien, the President and Chief Operating Officer of Home Solutions, announced his intent to separate from the Company effective April 15, 2007 in order to pursue other business opportunities. The terms of Mr. O’Brien’s separation from the Company are contained in a Separation Agreement between the Company and Mr. O’Brien entered into on March 2, 2007. Please see Item 1.01 of this Form 8-K for further information regarding the terms of the Separation Agreement between Home Solutions and Mr. O’Brien, the text of which is incorporated by reference into this Item 5.02.

On March 2, 2007, the Board of Directors of Home Solutions elected Frank J. Fradella as the President of Home Solutions, effective April 15, 2007 upon Mr. O’Brien’s resignation. Mr. Fradella, the Chief Executive Officer and Chairman of the Board of Directors of Home Solutions, will not receive any additional compensation for his service as President of Home Solutions.

On March 2, 2007, the Board of Directors of Home Solutions elected Brian Marshall as its Executive Vice President, effective immediately. Mr. Marshall, a director of the Company and the President of Fireline Restoration, Inc., a wholly-owned subsidiary of Home Solutions, will not receive any additional compensation for his service as Executive Vice President of Home Solutions.

Item 7.01 Regulation FD Disclosure.

On March 5, 2007, the Company issued a press release regarding preliminary results for the quarter ended December 31, 2006 and the year ended December 31, 2006 and certain management changes. A copy of the March 5, 2007 press release, attached to as this Current Report on Form 8-K as Exhibit 99.1, is being furnished pursuant to Regulation FD.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K, and Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including Home Solutions’ expected financial performance for 2006.

Forward-looking statements include statements with respect to Home Solutions’ beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond Home Solutions’ control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through the use of words such as “may,” “will,” “can” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, future economic, competitive and market conditions, regulatory framework, and future business decisions, and the other factors referenced in Home Solutions’ Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006, which contains a list of specific risk factors that could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K, and Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(D) Exhibits.

Exhibit 10.1	Separation Agreement and Release between Home Solutions of America, Inc. and Rick J. O’Brien, dated March 2, 2007 *
Exhibit 99.1	Press Release dated March 5, 2007 *

*  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME SOLUTIONS OF AMERICA, INC.

Date: March 5, 2007

By: /s/ Jeffrey M. Mattich
Jeffrey M. Mattich
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit 10.1	Separation Agreement and Release between Home Solutions of America, Inc. and Rick J. O’Brien, dated March 2, 2007 *
Exhibit 99.1	Press Release dated March 5, 2007 *

*  Attached hereto.